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                           FORM OF COMMON STOCK CERTIFICATE

                                                                    COMMON STOCK


         NUMBER                                                       SHARES
         D                   DURA PHARMACEUTICALS [LOGO]
                      Incorporated under the Laws of California
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                               AND A STATEMENT AS TO THE RIGHTS,
                               PREFERENCE, PRIVILEGES AND RESTRICTIONS OF SHARES
                                                               CUSIP 26632S 10 9



    THIS CERTIFIES THAT



    IS THE OWNER OF


  FULLY PAID AND NON-ASSESSABLE SHARE OF THE COMMON STOCK, WITHOUT PAR VALUE, OF


                              DURA PHARMACEUTICALS, INC.

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
    This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officer.

                      NOW INCORPORATED IN THE STATE OF DELAWARE
                                   PAR VALUE $.001
    Dated:
                          [         Corporate Seal        ]
    ----------------               ---------------              ---------------
                                     Secretary                  President
                                   ---------------
                                    Transfer Agent

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                             REVERSE OF STOCK CERTIFICATE

    A Statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class of shares authorized to be issued and upon the holders thereof may be obtained, upon request and without charge, from the corporation at its principal executive office or from the Transfer Agent.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                 -    as tenants in common
TEN ENT                 -    as tenants by the entireties
JT TEN             -    as joint tenants with right of survivorship and not as
                        tenants in common
COM PROP                -    as community property
UNIF GIFT MIN ACT  -    Uniform Gifts to Minors Act
UNIF TRF MIN ACT   -    Uniform Transfers to Minors Act

       Additional Abbreviations may also be used though not in the above list.


         For Value Received, ______________ hereby sell(s), assign(s) and transfer(s) unto:


________________________________________________________________________________
                        Please insert Social Security or other
                            Identifying Number of Assignee


________________________________________________________________________________
                              Name and Address Should Be
                                Printed or Typewritten


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                            ____________________
                                                                Attorney-in-fact
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.


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Dated:  _____________________          ________________________________________
                                            Signature

                                       Notice:  The signature to this
                                       assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


Signature(s) Guaranteed


  By     ___________________________________________